UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 13, 2004
                                                  -----------------


                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


           Delaware                       1-7724                 39-0622040
           --------                       ------                 ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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
Item 1.01       Entry into a Material Definitive Agreement
---------       ------------------------------------------

     On November 15, 2004, Snap-on Incorporated (the "Company") issued a press release announcing the resignation of Dale F. Elliott as the Company's Chairman, Chief Executive Officer and President. A copy of the press release is attached hereto as Exhibit 99.1.

     In connection with Mr. Elliott's resignation, on November 13, 2004, the Company and Mr. Elliott entered into a separation agreement (the "Separation Agreement") and a mutual release (the "Mutual Release"). Pursuant to the terms of the Separation Agreement, Mr. Elliott resigned and as consideration for execution of the Separation Agreement and the Mutual Release, will receive (i) his base salary payable through November 13, 2004 and (ii) a severance payment equal to two times the sum of (a) his base salary plus (b) his Target Annual Incentive (as defined in the Employment Agreement (see Item 1.02 below)). Each outstanding stock option held by Mr. Elliott becomes fully vested and, in the case of non-qualified stock options, shall remain outstanding and exercisable for a period of two years or, if later, the period prescribed by the applicable option agreement (but in no event later than the expiration date of such option). Mr. Elliott is also obligated to (i) comply with certain non-competition provisions until November 13, 2005, (ii) certain non-solicitation provisions until November 13, 2006 and (iii) confidentiality and cooperation requirements for an indefinite period (collectively, the "Restrictive Covenants"). Refer to his Employment Agreement, Section 5(a) (excluding the sections regarding Non-Renewal) and Sections 8(b) - 8(e) for a complete description.

     A copy of each the Separation Agreement and the Mutual Release is attached hereto as Exhibits 10.1 and 10.2 respectively and are incorporated herein by reference.

Item 1.02       Termination of a Material Definitive Agreement
---------       ----------------------------------------------

     In connection with Mr. Elliott's resignation, the following material definitive agreements of the Company have been terminated effective November 13, 2004: the Employment Agreement between the Company and Dale Elliott, except for Sections 8, 9, 10 and 11(b), and the Restated Senior Officer Agreement between the Company and Dale Elliott.


Item 5.02         Departure of Directors or Principal Officers; Election of
---------         ---------------------------------------------------------
                  Directors; Appointment of Principal Officers
                  --------------------------------------------

     On November 13, 2004, by way of the letter attached as Exhibit 17.1, Mr. Elliott resigned as the Chairman, Chief Executive Officer and President of the Company. Mr. Elliott was a member of the Finance and Executive committees of the Board of Directors prior to his resignation.

     On November 13, 2004, the Company's Board of Directors elected Jack D. Michaels to the positions of the Company's Chairman, Chief Executive Officer and President. Mr. Michaels has been a member of Snap-on's Board of Directors since 1998. Prior to being elected to these positions, Mr. Michaels, age 67, retired as the Chairman of HNI Corporation ("HNI"). Prior to his retirement from HNI, he served as HNI's Chairman and Chief Executive Officer (until 2004) and President (until 2003) since 1996.

Item 9.01      Financial Statements and Exhibits
---------      ---------------------------------

(c) Exhibits

        10.1 Separation Agreement between Snap-on Incorporated and Dale F. Elliott dated November 13, 2004.

        10.2 Mutual Release between Snap-on Incorporated and Dale F. Elliott dated November 13, 2004.

        17.1   Letter of  Resignation  from Dale F. Elliott  dated  November 13,
               2004.

        99.1   Snap-on Incorporated Press Release dated November 15, 2004.








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
                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    SNAP-ON INCORPORATED



Date:  November 15, 2004            By:         /s/ Susan F. Marrinan
                                       ----------------------------------------
                                    Susan F. Marrinan, Vice President,
                                    Secretary and Chief Legal Officer

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

         10.1       Separation  Agreement between Snap-on  Incorporated and Dale
                    F. Elliott dated November 13, 2004.

         10.2 Mutual Release between Snap-on Incorporated and Dale F. Elliott dated November 13, 2004.

         17.1       Letter of  Resignation  from Dale F. Elliott dated  November
                    13, 2004.

         99.1       Snap-on Incorporated Press Release dated November 15, 2004.






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